                                                                   EXHIBIT 10(d)


                                     LEASE


     This lease is made and executed on September 30, 1999, by and between 7000 LLC, organized and existing under the laws of the State of Wisconsin, with its principal office at 826 N. Plankinton Avenue, Suite 400, City of Milwaukee, County of Milwaukee, State of Wisconsin, herein referred to as lessor, and Merchants and Manufacturers Bancorporation, a corporation organized and existing under the laws of the State of Wisconsin, with its principal office at 14100 W. National Avenue, City of New Berlin, County of Waukesha, State of Wisconsin, herein referred to as lessee, without regard to number or gender.

                                  SECTION ONE
                    DEMISE, USE, AND DESCRIPTION OF PREMISES

     Lessor hereby leases to lessee, and lessee hires from lessor, for the purpose of conducting therein the operation of a Commercial Bank including all operations ancillary or supplemental thereto, together with such commercial and professional offices as lessee in its sole discretion may deem appropriate in those certain premises, with the appurtenances, situated in the City of Franklin, .. County of Milwaukee, State of Wisconsin, and more particularly described in the schedule attached hereto as Exhibit "A" and shown on the plat attached hereto as Exhibit "B", both of which are made a part hereof. As used herein, the term "premises" refers to the real property described in Exhibits "A" and "B" and to any improvements located thereon from time to time during the term hereof.



                                    10(d)-1

                                  SECTION TWO
                                TERM AND OPTION

     The initial term of this lease shall be for two (2) years, commencing on the 1 8t day of October, 1999, and ending on the 30th day of September, 2001.

     Lessee shall have two (2) successive options to extend the term of this lease agreement for periods often (10) years (each option); that is, for a total of twenty (20) years, upon written notice to that effect given not less than one hundred eighty (180) days prior to the expiration of the then current lease term.

                                 SECTION THREE
                                      RENT

     The total rent for the term of this lease shall be Five Hundred Eighty Five Thousand Three Hundred Thirty Six Dollars & 00/100 ($585,336.00) in lawful money of the United States of America, plus any adjustments as provided in Section Thirty-Seven hereof, which lessee agrees to pay to lessor, without deduction of offset, at such place or places as may be designated from time to time by lessor, in monthly installments as follows: Twenty Four Thousand Three Hundred Eighty Nine & 00/100 ($24,389.00). All of such payments and the total sum of Twenty Four Thousand Three Hundred Eighty Nine Dollars & 00/100 ($24,389.00) provided above shall be subject to any adjustments provided for in Section Thirty Seven hereof.

     In the event the commencement and ending dates of this lease term are modified, the dates on which rent is due and payable as set forth above shall be correspondingly modified.




                                    10(d)-2

                                  SECTION FOUR
                                USES PROHIBITED

     Lessee shall not use, or permit the premises, or any part thereof, to be used, for any purpose or purposes other than the purpose or purposes for which the demised premises are hereby leased; and no use shall be made or permitted to be made of the demised premises, nor acts done, which will cause a cancellation of any insurance policy covering the buildings located thereon or any part thereof, nor shall lessee sell, or permit to be kept, used, or sold, in or about the demised premises, any article which may be prohibited by the standard form of fire insurance policies. Lessee shall, at its expense, comply with all requirements, pertaining to the demised premises; of any insurance organization or company, necessary for the maintenance of insurance, as herein provided, covering any building and appurtenances at any time located on the demised premises.

                                  SECTION FIVE
                         WASTE AND NUISANCE PROHIBITED

     Lessee shall not commit, or suffer to be committed, any waste on the demised premises or any nuisance.

                                  SECTION SIX
                                  ABANDONMENT

     Lessee shall not vacate or abandon the demised premises at any time during the term of this lease; and if lessee shall abandon, vacate, or surrender the demised premises, or be .dispossessed by process of law, or otherwise, any personal property belonging to lessee and left on the premises shall be deemed to be abandoned, at the option of lessor, except such property as may be encumbered to lessor.




                                    10(d)-3

                                 SECTION SEVEN
                                ENTRY BY LESSOR

     Lessee shall permit lessor and the agents of lessor to enter into and on the demised premises at all reasonable times for the purpose of inspecting the same, or for the purpose of posting notices of nonresponsibility for alterations, additions, or repairs, without any rebate of rent and without any liability to lessee for any loss of occupation or quiet enjoyment of the premises thereby occasioned; and lessee shall permit lessor and its agents, at any time within six (6) months prior to the expiration of this lease, to place on the demised premises any usual or ordinary "To Let" or "To Lease" signs and exhibit the premises to prospective tenants at reasonable hours.

                                 SECTION EIGHT
                                    NOTICES

     All notices, demands, or writings in this lease provided to be given or made or sent that may be given or made or sent by either party hereto to the other, shall be deemed to have been fully given or made or sent when made in writing and deposited in the United States mail, registered and postage prepaid, and addressed as follows:

     To lessor: 826 N. Plankinton Avenue, Suite 400, Milwaukee, WI 53203; To lessee: 14100 W. National Avenue, New Berlin, WI 53151;

     The address to which any notice, demand, or writing may be given or made or sent to any party as above provided may be changed by written notice given by such party as above provided.




                                    10(d)-4

                                  SECTION NINE
                             TAXES AND ASSESSMENTS

     (a) Taxes as additional rental. As additional rental hereunder for, and with respect to the lease then in effect, lessee shall pay and discharge as they become due, promptly and before delinquency, all taxes, assessments, rates, charges, license fees, municipal liens, levies, excises, or imposts, whether general or special, or ordinary or extraordinary, of every name, nature, and kind whatsoever, including all governmental charges of whatsoever name, nature, or kind, which may be levied, assessed, charged, or imposed, or which may become a lien or charge on the land hereby demised, or any part thereof, the leasehold of lessee herein, the premises described herein, any building or buildings, or any other improvements now or hereafter thereon, or on lessee's estate hereby created which may be a subject of taxation, or on lessor by reason of its ownership of the fee underlying this lease, during the entire term hereof, saving and excepting only'" those taxes hereinafter in this section specifically excepted.

     (b) Assessments affecting improvements. Specifically and without in any way limiting the generality of the foregoing, lessee shall pay all special assessments or levies or charges made by any municipal or political subdivision for local improvements, and shall pay the same in cash as they shall fall due and before they shall become delinquent and as required by the act and proceedings under which any such assessments or levies or charges are made by any municipal or political subdivision. If the right is given to pay either in one sum or in installments, lessee may elect either mode of payment and its election 'shall be binding on lessor. If by making any such election to pay in installments, any of such installments shall be payable after the termination of this lease or any extended term hereof, such unpaid installments shall be prorated as of the date of termination, and amounts payable after such date shall be paid by




                                    10(d)-5
lessor. All other taxes and charges payable under this section shall be prorated at the commencement, and expiration of the term hereof.

     (c) Taxes excepted. Anything in this section to the contrary notwithstanding, lessee shall not be required to pay any estate, gift, inheritance, succession, franchise, income, or excess profits taxes which may be payable by lessor or lessor's legal representative, successors, or assigns, nor shall lessee be required to pay any tax that might become due on account of ownership of property other than that herein leased which may become a lien on the property herein leased or collectible out of the same.

     (d) Contesting taxes. If lessee shall in good faith desire to contest the validity or amount of any tax, assessment, levy, or other governmental charge herein agreed to be paid by lessee, lessee shall be permitted to do so, and to defer the payment of such tax or charge, the validity or amount of which lessee is so contesting, until final determination of the contest, on giving to lessor written notice thereof prior to the commencement of any such contest, which shall be at least. thirty (30) days prior to delinquency, and on protecting lessor on demand by a good and sufficient surety bond against any such tax, levy, assessment, rate, or governmental charge, and from any costs, liability, or damage arising out of any such contest.

     (e) Disposition of rebates. All rebates on account of any such taxes, rates, levies, charges, or assessments, required to be paid and paid by lessee under the provisions of this lease shall belong to lessee, and lessor will, on the request of lessee, execute any receipts, assignments, or other acquittances that may be necessary in order to secure the recovery of any such rebates, and will pay over to lessee any such rebates that may be received by lessor.




                                    10(d)-6

     (f) Receipts. Once in each calendar year during the term hereof, lessee shall obtain and deliver to lessor, receipts or duplicate receipts or photostatic copies thereof for all taxes, assessments, and other items required hereunder to be paid by lessee.

                                  SECTION TEN
                            PERSONAL PROPERTY TAXES

     Lessee shall pay before delinquency all personal property taxes assessed against personal property of lessee in or about the demised premises at any time during the term hereof; and shall impose on all sub lessees the obligation to timely pay all personal property taxes assessed against each sublessee.

                                 SECTION ELEVEN
                    REPAIRS AND DESTRUCTION OF IMPROVEMENTS

     (a) Maintenance of improvements. Lessee shall, throughout the term of this lease, at its o""~ expense, and without any expense to lessor, keep and maintain the premises, including all buildings and improvements of every kind which may be a part thereof, and all appurtenances thereto-;including sidewalks adjacent thereto, in good, sanitary, and neat order, condition, and repair, and, except as hereinafter specifically provided, restore and rehabilitate any improvements of any kind which may be destroyed or damages by fire, casualty, or other cause whatsoever, except that lessee shall not be obliged to make capital improvements or replace capital items (personal property) the reasonable useful life of which item.(s) exceeds the then balance of the lease term unless such repair or replacement is funded by insurance. Lessor shall not be obligated to make any repairs, replacements, or renewals of any kind, nature, or description whatsoever to the demised premises or any buildings or improvements thereon,




                                    10(d)-7
except capital improvements or replacements as hereinabove qualified, and which are not covered by insurance.

     "Capital Improvement" as used in this lease is defined as an improvement which must be depreciated under, and pursuant to, the rules and regulations of the Internal Revenue Service. Lessee shall be obligated to pay any item that can be "expended out" in one payment, and shall pay as additional rent, the equivalent of the depreciation on a monthly basis, during the lease term.

     (b) Damage to and destruction of improvements. The damage, destruction, or partial destruction of any building or other improvement which is a part of the premises shall not release lessee from any obligation hereunder, except as hereinafter expressly provided, and in case of damage to or destruction of any such building or improvements, lessee, at its own expense but as hereinabove qualified, shall promptly repair and restore the same to a condition as good or better then that which existed prior to such damage or destruction. Without limiting such obligations of lessee, the proceeds of any insurance covering such damage or destruction shall be made available to lessee for such repair or replacement.

     (c) Damage or destruction in event of termination. In the event this lease shall be terminated by the agreement of the parties, there shall be no obligation on the part of lessee to repair or restore the building or improvements nor any right on the part of lessee to receive any proceeds collected under any insurance policies covering such building or improvements or any part thereof. On such termination, rent, taxes, assessments, and any other sums payable by lessee to lessor hereunder shall be prorated as of the termination date, and in the event any rent, taxes, or assessments shall have been paid in advance, lessor shall rebate the same for the unexpired period for which payment shall have been made.




                                    10(d)-8

     If, in the event of such destruction or damage, the proceeds of all insurance covering such damage or destruction shall be made available to lessee for such repair or replacement, and lessee shall be obligated to repair or rebuild the buildings and improvements as above provided.

                                 SECTION TWELVE
                                   UTILITIES

     Lessee shall fully and promptly pay for all water, gas, heat, light, power, telephone service, and other public utilities of every. kind furnished to the premises throughout the term hereof, and all other expenses of every kind whatsoever of or in connection with the use, operation, and maintenance of the premises and all activities conducted thereon, and lessor shall have no responsibility of any kind for any thereof.

                                SECTION THIRTEEN
                                     LIENS

     (a) Lessee's duty to keep premises free of liens. Lessee shall keep all of the premises and every part thereof and all buildings and other improvements at any time located thereon free and clear of any and all mechanics', materialmen's and other liens for or rising out of or in connection with work or labor done, services performed, or materials or appliances used or furnished for or in connection with any operations of lessee, any alteration, improvement, repairs, or additions which lessee may make or permit or cause to be made, or any work or construction by, for, or permitted by lessee on or about the premises, or any obligations of any kind incurred by lessee, shall at all times promptly and fully pay and discharge all claims on which any such lien mayor could be based, and shall indemnify lessor and all of the premises and all buildings and improvements thereon against all such liens and claims of liens and suits or other proceedings pertaining thereto. Lessee shall give lessor written notice not less than sixty




                                    10(d)-9

(60) days in advance of the commencement of any construction, or alteration, addition, improvement, or repair costing in excess of One Thousand Dollars ($1,000.00) in order that lessor may post appropriate notices of lessor's nonresponsibility.

     (b) Contesting liens. If lessee desires to contest any such lien, it shall notify lessor of its intention to do so within ten (10) days after the filing of such lien. In such case, and provided that lessee shall on demand protect lessor by a good and sufficient surety bond against any such lien and any costs, liability, or damage arising out of such contest, lessee shall not be in default hereunder until thirty (30) days after the final determination of the validity thereof, within which time lessee shall satisfy and discharge such lien to the extent held valid; but the satisfaction and discharge of any such lien shall not, in any case, be delayed until execution is had on any judgment rendered thereon, and such delay shall be a default of lessee hereunder. In the event of any such contest, lessee shall protect and indemnify lessor against all loss, expense, and damage resulting therefrom.

                                SECTION FOURTEEN
                           INDEMNIFICATION OF LESSOR

     Lessor shall not at any time or to any extent whatsoever be liable, responsible, or in any way accountable for any injury to or death of persons or loss, destruction or damage to property, including property and employees of lessee, occurring in, on, or about the premises or wherever occurring, resulting from any use of or activities on the premises, whether such injury, death, loss, destruction, or damage shall be caused by or in any way result from or arise out of any act, omission, or negligence of lessee or of any occupant, subtenant, visitor, or user of any portion of the demised premises, or shall result from or be caused by any other matter or thing, whether of the same kind as or of a different kind than the matters or things above set forth, and




                                    10(d)-10
lessee shall forever indemnify lessor against any and all claims, liability, loss, damage, actions, or causes of action whatsoever on account of any such injury, death, loss, destruction, or damage, and any related expense, including attorney's fees.

                                SECTION FIFTEEN
                                ATTORNEYS' FEES

     If any action at law or in equity shall be brought to recover any rent under this lease, or for or on account of any breach of, or to enforce or interpret any of the provisions of this lease, or for the recovery of the possession of the demised premises, the prevailing party shall be entitled to recover from the other party, as part of the prevailing party's costs, reasonable attorneys' fees, the amount of which shall be fixed by the court and shall be made a part of any judgment or decree rendered.

                                SECTION SIXTEEN
                             SURRENDER OF PREMISES,

     Lessee shall pay the rent and all other sums required to be paid hereunder in the amounts, at the times, and in the manner herein provided, and shall keep and perform all the terms and conditions hereof on its part to be kept and performed and, at the expiration or sooner termination of this lease, shall peaceably and quietly quit and surrender to lessor the premises in good order and condition subject to the other provisions of this lease. In the event of the nonperformance by lessee of any of the covenants of lessee undertaken herein, this lease may be terminated as herein provided.




                                    10(d)-11

                               SECTION SEVENTEEN
                              REMEDIES CUMULATIVE

     All remedies hereinbefore and hereafter conferred on lessor shall be deemed cumulative and no one exclusive of the other or any other remedy conferred by law.

                                SECTION EIGHTEEN
                                   INSURANCE

     (a) Insurance coverage of premises. Lessee shall, at all times during the term of this lease and at its expense, keep all improvements which are now or hereafter a part of the premises insured against loss or damage by fire and the extended coverage hazards for One Hundred per cent (100%) of the full replacement value of such improvements under a Stipulated Amount Endorsement naming lessor and lessee as the insured, and with loss payable to lessor and lessee as their interests may appear, and any loss adjustment shall require the written consent of both lessee and lessor, except that any" loss not exceeding One Thousand Dollars ($1,000.00) shall be payable to lessee alone, and the loss adjustment in such cases shall not require the written consent of lessor.

     (b) Insurance coverage of fixtures. At all times during the term of this lease, lessee shall, at its expense, or the expense of a sublessee as to a prorata portion of the total expense, keep all trade fixtures and equipment and all merchandise of lessee or a sublessee of lessee that may be in the premises from time to time, insured against loss or damage by fire and the extended coverage hazards for an amount, that, in lessee's judgment, will insure the ability of lessee, and its sublessees to replace such trade fixtures, equipment, and merchandise.

     (c) Personal injury liability insurance. Lessee shall, at its expense, maintain, in effect throughout the term of this lease, personal injury liability insurance covering the premises




                                    10(d)-12
and its appurtenances and sidewalks fronting thereon, including the sidewalk area used for pedestrians or vehicular travel entering or leaving the premises, in the amount of One Million Dollars ($1,000,000.00) for injury to or death of anyone person, and Five Million Dollars ($5,000,000.00) for injury to or death of any number of persons in one occurrence, and property damage liability insurance in the amount of One Hundred Thousand ($100,000.00). Such insurance shall specifically insure lessee against all liability assumed by it hereunder, as well as liability imposed by law, and shall insure both lessee and lessor but shall be so endorsed as to create the same liability on the part of the insurer as though separate policies had been written for lessor and lessee.

     (d) Lessor's right to pay premiums on behalf of lessee. All of the policies of insurance referred to in this section shall be written in form and by insurance companies satisfactory to lessor. Lessee shall pay all of the premiums therefor and deliver such policies, or certified copies thereof: including all endorsements and amendments thereof, to lessor, and in the event of the failure of lessee either to effect such insurance in the names herein called for within ten (10) days after the commencement of this lease term and thereafter at least thirty (30) days prior to the expiration of any policy, or to pay the premiums therefor when required, or to deliver such policies or certificates thereof to lessor at least fifteen (15) days before they become effective, lessor shall be entitled, but shall have no obligation, to effect such insurance and pay the premiums therefor, which premiums shall be repayable to lessor with the next installment of rent, and failure to repay the same shall carry with it the same consequences as failure to pay any installment of rent. Each insurer mentioned herein shall agree, by endorsement on the policy or policies issued by it, or by independent instrument furnished to lessor, that it will give lessor twenty (20) days' written notice by registered mail before the policy or policies in question shall




                                    10(d)-13
be altered or cancelled. Lessor shall not unreasonably withhold its approval as to the form of the policies of insurance or insurance companies. The insurance provided for in subsection (b) of this section shall not be subject to the provisions of this subsection (d).

     (e) Definition of full replacement value. The term "full replacement value" of the improvements as used herein shall mean the actual replacement cost thereof from time to time less exclusions provided in the normal fire insurance policy. In the event either party believes that the full replacement value (that is to say, the then replacement cost less exclusions) has increased or decreased, it shall have the right, but (except as provided below), only at intervals of not less than one (1) year, to have such full replacement value redetermined by the fire insurance company which is then carrying the largest amount of fire insurance carried on the demised premises (hereinafter referred to as "impartial appraiser"). The party desiring to ha\1'e such full replacement value so redetermined by such impartial appraiser shall forthwith on the submission of such determination to such impartial appraiser give written notice thereof to the other party hereto. The determination of such impartial appraiser shall be final and binding on the parties hereto.,.-and lessee shall forthwith increase (or may decrease) the amount of the insurance carried pursuant to this section as the case may be to the amount so determined by the impartial appraiser. Such determination shall be binding for a period of one (1) year, and until superseded by agreement between the parties hereto or by a subsequent redetermination by an impartial appraiser. The party requesting the redetermination shall pay the entire fee, if any, of the impartial appraiser. If during anyone (1) year lessee shall have made improvements to the premises, lessor may have such full replacement value redetermined at any time after such improvements are made, regardless of when the full replacement value was last determined. The term "full replacement value" of trade fixtures, equipment, and merchandise, as used herein,




                                    10(d)-14
shall mean the actual replacement cost thereof from time to time. In the event either party believes that the full replacement value has increased or decreased, it shall have the right to have such replacement value redetermined as provided above.

     (f) Adjustment of coverage. In the event that either party shall at any time deem the limits of the bodily injury or property damage liability insurance then carried to be either excessive or insufficient, the parties shall endeavor to agree on the proper and reasonable limits for such insurance then to be carried and such insurance shall thereafter be carried with the limits thus agreed on until further change pursuant to the provisions of this subsection, but, if the parties shall be unable to agree thereon, the proper and reasonable limits for such insurance to be carried shall be determined by having each party designate an impartial person to agree on such coverage; and in the event those designees are unable to agree, they shall select a second imperial selector to resolve any such impasse on application by either party made after twenty (20) days' written notice to the other party of the time and place of such application, and the decision of such impartial third person as to the proper and reasonable limits for such insurance then-to-be carried shall be binding on the parties and such insurance shall be carried with the limits as thus determined until such limits shall be again be changed pursuant to the provisions of this subsection. The expense of such determination shall be borne equally by the parties.

     (g) Blanket insurance policies. Notwithstanding anything to the contrary contained within this section, lessee's obligation to carry the insurance provided for. herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by lessee; provided, however, that the coverage afforded lessor will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all of the




                                    10(d)-15
requirements of this lease by reason of the use of such blanket policy of insurance, and provided further that the requirements of subsection (d) of this section are otherwise satisfied.

     (h) Cost of insurance deemed additional rental. The cost of insurance required to be carried by lessee in this section shall be deemed to be additional rental hereunder.

                                SECTION NINETEEN
                           INSOLVENCY AND BANKRUPTCY

     Either (a) the filing by lessee of a voluntary petition in bankruptcy or the making of an assignment of the benefit of creditors, or (b) the consenting by lessee to the appointment of a receiver or trustee of all or any part of its property, or (c) the filing by lessee of a petition or answer seeking reorganization under the National Bankruptcy Act or any other applicable law, or
(d) the filing by lessee of a petition to take advantage of any insolvency act shall constitute a breach of this lease by lessee. On the occurrence of any such event, this lease shall terminate thirty (30) days after written notice of termination from lessor to lessee.

                                 SECTION TWENTY
                               NOTICE OF DEFAULT

     Except as to the provisions of Section Three and Section Nineteen hereof, lessee shall not be deemed to be in default hereunder with respect to the payment of any moneys as herein required or in the furnishing of any bond or insurance policy when required herein unless lessor shall first give to lessee thirty (30) days' written notice of such default and lessee has failed to cure such default within such thirty (30) day period.




                                    10(d)-16

                               SECTION TWENTY-ONE
                                    DEFAULT

     In the event of any default hereunder by lessee, lessor, in addition to the other rights or remedies it may have, shall have the right to commence any legal proceedings or pursuant to any notice provided for by law, it may either terminate this lease or it may from time to time, without terminating this lease relet the premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this lease) and at such rental or rentals and on such other terms and conditions as lessor in its sole discretion may deem advisable with a right to make alterations and repairs to the premises; on each such reletting (a) lessee shall be immediately liable to pay to lessor, in addition to any indebtedness other than rent due hereunder, the expense of such reletting and for such alterations and repairs incurred by lessor, and the amount, if any, by which the rent specified in this lease for the period of such reletting (up to but not beyond the term of this lease) exceeds the amount agreed to be paid as rent for the demised premises for such period on such reletting; or (b) at the option of lessor, rents received by lessor from such, reletting shall be applied, first, to the payment of any indebtedness, other than rent due hereunder from lessee to lessor; second, to the payment of any expenses of such reletting and of such alteration and repairs; third, to the payment of rent due and unpaid hereunder and the residue, if any, shall be held by lessor and applied in payment of future rent as the same may become due and payable hereunder. If lessee has been credited with any rent to be received by such reletting under option (a) hereof, and such rent shall not be promptly paid to lessor by the new tenant, or if such rentals received from such reletting under option (b) hereof during any month are less than that to be paid during that month by lessee hereunder, lessee shall pay any such deficiency to lessor. Such deficiency shall be calculated and paid monthly. No re-entry or taking possession




                                    10(d)-17
of the premises by lessor shall be construed as an election on the part of lessor to terminate this lease unless a written notice of such intention is given to lessee or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, lessor may at any time thereafter elect to terminate this lease for such previous breach. Should lessor at any time terminate this lease for any breach, in addition to any other remedy lessor may have, lessor may recover from lessee all damages lessor may incur by reason of such breach, including the cost of recovering the premises, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to the rent reserved in this lease for the remainder of the stated term over the then reasonable rental value of the premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from lessee to lessor.

     Any action by lessor shall be subject to the right or rights of any sublessee in the subject premises.

                               SECTION TWENTY-TWO
                           LESSOR'S RIGHT TO PERFORM

     In the event that lessee by failing or neglecting to do or perform any act or thing herein provided by it to be done or performed shall be in default hereunder and such failure shall continue for a period as heretofore described in Section Twenty, after written notice from. lessor specifying the nature of the act or thing to be done or performed, then lessor may, but shall not be required to, do or perform or cause to be done or performed such act or thing (entering on the demised premises for such purposes, if lessor shall so elect) and lessor shall not be or be held liable or in any way responsible for any loss, inconvenience, annoyance, or damage resulting to lessee on account thereof, and lessee shall repay to lessor on demand the entire expense thereof,




                                    10(d)-18
including compensation to the agents and employees of lessor. Any act or thing done by lessor pursuant to the provisions hereof shall not be or be construed as a waiver of any such default by lessee or waiver of any covenant, term, or condition herein contained or for the performance .,. thereof or of any other right or remedy of lessor hereunder or otherwise. All amounts payable by lessee to lessor under any of the provisions of this lease, if not paid when the same become due as provided in this lease, shall bear interest from the date the same become due until paid at the then prevailing prime interest rate (Firstar Bank, Milwaukee, WI), compounded annually.

                              SECTION TWENTY-THREE
                MAINTENANCE OF PARKING AREAS; PAINTING; ROOFING

     Lessee shall, at lessee's expense, maintain in good condition and repair and replace whenever necessary, all parking areas, sidewalks, curbs, roads, driveways, lighting standards, landscaping, sewers, water, gas and electrical distribution systems and facilities, drainage facilities and all signs, both illuminated and non-illuminated that are now or hereafter on the premises. Lessee shall maintain the lines designating the parking spaces in good condition and paint the same as often as may be necessary so that they are easily discernible at all times. Lessee, at its expense, shall paint the exterior painted surfaces of all buildings on the demised. premises during the term of this lease or any extension hereof, in first-class, workmanlike manner with at least one coat of paint. Lessee shall install as necessary or appropriate new roof covering on or recoat the roofs of all buildings in the demised premises in a first-class, workmanlike manner during the term of this lease; and lessee shall take all reasonable precautions to insure that the drainage facilities of the various roofs are not clogged and are in good and operable condition at all times. All this work is to be executed to the approval of lessor.




                                    10(d)-19

                              SECTION TWENTY-FOUR
                             ALTERATIONS BY LESSEE

     Subject to the provisions of Section Thirteen hereof, lessee is granted permission to make nonstructural alterations or improvements to the interior of the various buildings without lessor's approval, provided the cost of the same shall not exceed Five Thousand Dollars ($5,000.00) [which total after the initial term of this lease may be increased at one year intervals to reflect inflation]. Prior to making any nonstructural alterations or improvements to the interior of the various buildings that cost in excess of Five Thousand Dollars ($5,000.00) [which total after the initial term of this lease may be increased at one year intervals to reflect inflation] or any structural alterations or improvements of the interior of the buildings or any alterations or improvements of the exterior of the buildings, or prior to constructing any new improvements of the exterior of the buildings, or prior to constructing any new improvements on the demised premises, lessee shall submit to, and obtain, lessor's written approval of plans and specifications therefor, which approval shall not be unreasonably withheld by lessor. Any work done in or to the premises by lessee, with or without the approval of lessor, shall comply with the requirements of any federal, state, or municipal authorities having jurisdiction.

                              SECTION TWENTY-FIVE
                       MAINTAINING APPEARANCE OF PREMISES

     Lessee, at its expense, shall maintain the exterior of the buildings, the parking area landscaping and all other portions of the premises visible from the surrounding streets in a condition consistent with the general area where the property is located, the approval of lessor, and at all times shall maintain sightly screens or barricades around any garbage or storage areas. Fencing and landscaping with proper gardening service and as presently constituted shall be




                                    10(d)-20
maintained at all times along the street frontages of the demised premises, except where necessary driveways are maintained, to insure an attractive appearance.

                               SECTION TWENTY-SIX
                            ASSIGNMENT AND SUBLEASE

     Lessee may sublease all of the areas currently under lease to others during the term hereof who are engaged in the same types of businesses; and lessee may grant concessions for the operation of one or more departments of lessee's business provided that lessee shall at all times directly manage and control all of the areas so sublet in or on the demised premises. Lessee shall not assign this lease, or any interest herein unless the net worth of the potential successor lessee is equal to, or greater than, the net worth of Lessee in which event that said successor lessee may assume the lease, and this Lessee shall be released.

     Except as provided above, Lessee shall not sublease the demised premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the agents and employees of lessee excepted) to occupy or use the demised premises, without the prior written consent of lessor, which consent shall not be unreasonably withheld by lessor. A consent to one assignment, subletting, occupation, or use by any other person, shall not be deemed to be a consent to any subsequent assignment, subletting, occupation, or use by another person. Any such assignment or subleasing without such consent shall be void and shall, at the option of lessor, terminate this lease.

     This lease, or any interest therein, shall not be assignable, as to the interest of lessee, by operation of law, without the written consent of lessor.



                                    10(d)-21

                              SECTION TWENTY-SEVEN
                           EXERCISE OF EMINENT DOMAIN

     If title to the entire or any part of the demised premises shall be taken for any public or quasi-public use under any statute or by right of eminent domain, or by private purchase in lieu thereof, the amount that may be awarded as damages or received as a result of any such condemnation proceedings, or the purchase price received, shall be apportioned between lessor and lessee as their interests may appear.

     (a) Condemnation rendering premises unsuitable for lessee's occupancy. In the event that such part of the demised premises shall be so taken that a reasonable amount of reconstruction of the then existing buildings will not constitute the same a practical improvement for the remaining land and reasonably suitable for lessee's continued occupancy thereof, this lease shall terminate as of the date title shall vest in the condemner, or the purchaser, as the case may be, and the rental due hereunder shall be terminated as of that date.

     (b) Condemnation not rendering premises unsuitable for lessee's occupancy. In the event that a part of the premises shall be so taken that a reasonable amount of reconstruction of the then existing buildings will constitute the same a practical improvement for the remaining portion of the premises and reasonably suitable for lessee's continued occupancy, the fixed monthly rent hereunder shall thereafter be reduced from the date of such taking in an amount to be agreed on in writing by lessor and lessee, or if such agreement is not reached within three (3) months after the taking, then the amount of the reduction shall be determined by arbitrators. Except as herein otherwise provided, this lease and all payments required to be made by lessee hereunder shall remain in full force and effect.




                                    10(d)-22

     Nothing contained in subsections (a) and (b) of this section shall be deemed or construed to prevent lessee from interposing or prosecuting in any condemnation proceedings a claim for the value of any fixtures or improvements installed in, or made to the premises by lessee and receiving and retaining the proceeds of any such claim, and lessor shall have no claim or right thereto. The foregoing applies only to fixtures and improvements for which lessee has not received reimbursement from lessor either in cash or by recovery of cost by reduction of rent. Furthermore, lessee shall have the right to prosecute any claim by reason of loss of location; and expense of relocation.

     (c) Partial condemnation. In the event that only a part of the premises shall be so taken and any of the buildings shall be partially removed or taken as a result thereof, lessor shall, should this lease remain in force as to the part not so taken, with reasonable diligence repair the remaining portion of the buildings so as to restore such remaining portion as buildings complete in themselves and so as to put the same in a condition to be used by lessee as complete buildings, but lessor shall not be obligated to expend thereon more than the sum awarded to lessor for damage to such buildings in such condemnation proceedings or settlement in lieu thereof, nor shall there be any abatement or reduction of rent during restoration, except to the extent provided for in subsection (b) hereof. Lessor may so repair only on the condition that such repairs will render the demised premises reasonably suitable for lessee's continued occupancy; and if such premises shall not be reasonably suitable for lessee's continued occupancy, lessee shall have the option to terminate this lease.

     (d) Notice of service of process. Each party shall give the other immediate notice of the service on them or either of them of any legal process in connection with any such




                                    10(d)-23
condemnation proceedings. Each party shall execute and deliver to the other all instruments that may be required to effectuate the provisions hereof.

     (e) Provision for arbitration. In the event that in the opinion of either party or in the event of any dispute or controversy between the parties with respect to the provisions of this section, the construction thereof, or the rights and obligations of the parties hereunder, then such percentages or such dispute or controversy shall be arbitrated as follows: each party shall select an arbitrator, the two arbitrators so selected shall select a third arbitrator, and the three arbitrators so selected shall hear and determine the controversy, and their decision thereon shall be final and binding on both lessor and lessee, who shall bear the cost of such arbitration equally between them.

                              SECTION TWENTY-EIGHT
                    SALE OR CONVEYANCE OF PREMISES BY LESSOR

     In the event of any sale or conveyance by lessor of the demised premises the same shall be made subject to this lease and shall operate to release lessor from any further liability under any of the terms, covenants, and conditions contained in this lease, whether express or implied, and in such event, lessee shall look solely to the responsibility of the successor in interest in and to this lease.

                              SECTION TWENTY-NINE
                               SURRENDER OF LEASE

     The voluntary or other surrender of this lease by lessee or a mutual cancellation thereof shall not work a merger, and shall not terminate all or any existing subleases or subtenancies; but may, at the option of lessor, operate as an assignment to it of any and all such subleases or subtenancies.




                                    10(d)-24

                                 SECTION THIRTY
                              TRANSFER OF SECURITY

     If any security is given by lessor to secure the faithful performance of any of the covenants of this lease on the part of lessee, lessor may transfer or deliver the security, as such, to the purchaser of the reversion, in the event that the reversion is sold, and thereupon lessor shall be discharged from any further liability in reference thereto.

                               SECTION THIRTY-ONE
                                     WAIVER

     The waiver by lessor of, or the failure of lessor to take action with respect to any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition, or any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by lessor shall not be deemed to be a waiver of any preceding breach by lessee of any term, covenant, or condition of this lease, other than the failure of lessee to pay the particular rentals so accepted, regardless of lessor's knowledge of such preceding breach at the time of acceptance of such rent.

                               SECTION THIRTY-TWO
                                  HOLDING OVER

     Any holding over after the expiration of the term of this lease, with the consent of lessor, shall be construed to be a tenancy from month to month, at the same monthly rental is required to be paid by lessee for the period immediately prior to the expiration of the term hereof, and shall otherwise be on the terms and conditions herein specified, so far as applicable, and in the event lessee shall hold over without the consent of lessor, the monthly rental shall be 150% of the rent for the rental period immediately preceding such hold over.




                                    10(d)-25

                              SECTION THIRTY-THREE
                                 PARTIES BOUND

     The covenants and conditions herein contained shall, subject to the provisions as to assignment, transfer, arid subletting, apply to and bind the heirs, successors, executors, administrators, and assigns of the parties hereto.

                              SECTION THIRTY-FOUR
                              ADJUSTMENT OF RENTAL

     Lessor shall have the right to increase the rental to be paid by lessee commencing on October 1, 2004, and at intervals of every one (1) year thereafter. In the event lessor determines to increase such rent at any of the times specified above, lessor shall so notify lessee in writing at least Sixty
(60) days prior to the effective date of such increase and in such event the rental thereafter to be paid by lessee (or until further adjustment as herein provided)" shall be increased as follows:

     Lessee shall pay the smaller of:

     a)   an annual increase of two percent (2%); or

     b) an increase in the same proportion that the index figure of the Consumer Price Index published by the Bureau of Labor Statistics, United States Department of Labor, for the City of Milwaukee, all items, as of June 1 of the then current year lessee has increased above such index figure for the same date of the preceding year

     However, Lessor shall have the right to change the rent to an amount greater than that hereinabove specified when the rent for the immediately preceding years (to the year for which the adjusted rent is being calculated) is less than a two percent (2%) increase. The additional




                                    10(d)-26
increase shall be an amount equal to the deficit between the rent increase for the preceding year and two percent (2%). This cumulative factor shall not be considered as a factor with respect to the determination as to whether option a) or option b) is smaller.

     In no event shall the rental be decreased below the amount of rent for the immediately preceding year.

     If the Bureau of. Labor Statistics should, at any time during the term hereof, revise or change the methods or basic data used in calculating such index in such a way as to affect the direct comparability of such revised or changed index, then the bureau shall be requested to furnish a conversion factor designed to adjust to the new basis, the aforementioned base index.

     If no conversion or other index is available, then such rental increase shall be determined by arbitration in the manner provided in Section Twenty-Seven hereof.

                              SECTION THIRTY-FIVE
                    ASSIGNMENT TO LESSEE OF EXISTING LEASES

     Lessee shall accept possession of the demised premises subject to the leases described in Exhibit "C" hereto, copies of which leases have heretofore been displayed to lessee, and which leases are hereby assigned to lessee as to lessor's interest therein. This assignment shall include the right to renew such leases pursuant to the terms of each lease. Lessor shall, on execution of this lease, furnish lessee with executed copies of all leases set forth in Exhibit "C".

     Lessee shall assume and perform all of the obligations of lessor in all of such leases accruing from and after the commencement date of this lease and shall observe in the operation of lessee's business and require any subtenants of lessee to observe and abide by any exclusive rights heretofore granted to any of such tenants. Lessor shall, on the execution of this lease, pay over to lessee any prepaid rent or security held by lessor under any of such leases.




                                    10(d)-27

                               SECTION THIRTY-SIX
              CONDITION OF PREMISES; DISPOSITION OF IMPROVEMENTS;
                                TRADE FIXTURE S

     Lessee acknowledges that the premises are now in good condition and repair. Subject to lessee's right to make nonstructural alterations or improvements, as provided herein, any alterations, improvements, or installations made by lessee to the demised premises shall at once become a part of the realty and belong to lessor. On the expiration of this lease or any sooner termination hereof, lessee shall, subject to the provisions of Section Eleven (c) hereof, surrender the premises and all improvements thereon to lessor in good, sanitary and neat order, condition and repair.

     Lessee shall have the right to remove its trade fixtures from the demised premises at the expiration or other termination of this lease term provided lessee is not then in default hereunder arid. provided that lessee shall repair any damage to the premises caused by such removal. This same consideration shall be extended to all sublessees.

     "Trade Fixtures" is defined as any personal property, equipment, furniture, or furnishings not fastened to, or built into, or which becomes a part of, the building.

                              SECTION THIRTY-SEVEN
                                 SUBORDINATION

     This lease shall be subordinate to any mortgages or trust deeds that may hereafter be placed on the demised premises and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements, and extensions thereof, provided the mortgagee or trustee named in such mortgages or trust deeds shall agree to recognize the lease of lessee in the event of foreclosure if lessee is not in default. In the event any mortgagee or trustee shall




                                    10(d)-28
elect to have this lease prior to the lien of its mortgage or trust deed on such mortgagee or trustee giving notice in writing to lessee to that effect, this lease shall be deemed prior to the lien of such mortgage or trust deed, whether this lease is dated prior or subsequent to the date of such mortgage or trust deed or the date of recording thereof. Lessee shall execute and deliver whatever instruments may be required for such purpose, and failing to do so within twenty (20) days after demand in writing does hereby make, constitute, and irrevocably appoint lessor as its attorney-in-fact and in its name, place and stead so to do.

                              SECTION THIRTY-EIGHT
                              TIME OF THE ESSENCE

     Time is of the essence of this lease, and of each and every covenant, term, condition and provision hereof.

                              SECTION THIRTY-NINE
                                SECTION CAPTIONS

     The captions appearing under the section number designations of this lease are for convenience only and are not a part of this lease and do not in any way limit or amplify the terms and provisions of this lease.

                                 SECTION FORTY
                       SHORT FORM OF LEASE FOR RECORDING

     A short form of this lease, in substantially the form hereunto attached and marked, Exhibit "D" will be executed and acknowledged by the parties for the purpose of recording.




                                    10(d)-29

     In witness whereof, the parties have executed this lease at New Berlin, Waukesha County, Wisconsin, the day and year first above written.

                                        7000 LLC

                                        By: ___________________________________
                                            J. Michael Bartels, Managing Member


STATE OF WISCONSIN      )
                        ) ss:
                        )
WAUKESHA COUNTY

     Personally came before me this _____day of _______________, 1999, the above named 7000 LLC by J. Michael Bartels, Managing Member, to me known to be the persons who executed the foregoing instrument and acknowledged the same.


                                        Notary Public, Milwaukee County, WI
                                        My Commission

                                        By: /s/ James F. Bomberg
                                            --------------------------------
                                            M&M Bancorporation
                                            James F. Bomberg, President

                                        By: /s/ John Krawczyk
                                            --------------------------------
                                            John Krawczyk, Secretary


STATE OF WISCONSIN      )
                        ) ss:
WAUKESHA COUNTY         )

     Personally came before me this 30th day of September,1999, the above named M & M Bancorporation by James F. Bomberg, President at John Krawczyk, Secretary, to me known to be the persons who executed the foregoing. instrument arid acknowledged the same.


                                        Notary Public,
                                        My Commission



This instrument was drafted by:
Atty. M.. J. Duginski
State Bar No. 1007114


                                    10(d)-30